Exhibit 10.43
MODIFICATION AGREEMENT

Loan # 2340	Return To:	Paragon Commercial Bank
3605 Glenwood Avenue, #100
STATE OF NORTH CAROLINA		Raleigh, NC 27612
COUNTY OF Wake
     THIS MODIFICATION AGREEMENT is made as of this 10th day of April, 2006, between PARAGON COMMERCIAL BANK, a banking corporation organized under the laws of the State of North Carolina (hereinafter “Bank”), Cornerstone Biopharma Holdings, Inc. (the “Borrower”, whether one or more in number), and, if a deed of trust is modified, Charles W. Cleary of Wake County, North Carolina (the “Trustee”).
W I T N E S S E T H:
     WHEREAS, the Borrower has made and issued its promissory note dated the 21st day of April, 2005, evidencing an original indebtedness of Four Million and 00/100 Dollars ($4,000,000.00) (the “Note”) and the Note is
☒	secured as described in the security agreement(s) dated April 21, 2005 (“Security Agreement”)
The Note, Security Agreement and/or Deed of Trust are hereinafter collectively referred to as the “Contract” and the Contract is hereby incorporated herein as a part of this Modification Agreement.
     AND, WHEREAS, Bank (as holder and owner of the Note, Secured Party under the Security Agreement(s) and the Beneficiary under the Deed of Trust), and the Borrower mutually desire to modify the provisions of the Contract in the manner hereinafter set out, it being specifically understood that, except as herein modified, the terms and provisions of the Contract, and the individual instruments thereof, shall remain unchanged and continue in full force as therein written;
     NOW, THEREFORE, the Bank, the Borrower and the Trustee, if applicable, in consideration of the premises and the sum of One Dollar ($1.00) to each in hand paid by the other, receipt of which is hereby acknowledged by each, do hereby agree that the Contract shall be, and the same hereby is, amended to provide as follows:
☒	CHANGE IN MATURITY DATE The maturity date of the Note is changed to April 10, 2007. In addition, the stated maturity date in any Deed of Trust and/or Security/Agreement is changed to the date stated herein.

☒	CHANGE IN PRINCIPLE PAYMENT TERMS (One of the following must be selected. Payment terms not checked are deleted.) Principal balance (and interest if indicated under interest Payment Terms below) shall be changed to be payable as follows:
☒ Payable is one single payment on April 10, 2007 (herein referred to as “Maturity”)
☒	CHANGE IN INTEREST PAYMENT TERMS (One of the following must be selected. Payment terms not checked are deleted.) Interest shall be changed to be payable as follows:
☒ Payable monthly beginning May 10, 2006 and consecutively on the same calendar day of each such calendar period thereafter.
☒	OTHER:

☒ CHANGE IN COLLATERAL The following collateral shall be taken in addition to the Security Agreement dated April 21, 2005, as herein referenced:
An incidental second lien position deed of trust in the amount of $2,000,000 on property located at 107 Trellingwood Drive, Morrisville, NC, as described further in “Exhibit A” attached.
     IT IS MUTUALLY AGREED between and among the parties hereto that nothing herein contained shall in any way impair the security now held for the indebtedness evidenced by the Contract, nor waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Contract, except as herein amended, nor affect or impair any rights, powers or remedies under the Contract. This Modification Agreement does not extend the expiration date(s) or enlarge the term(s) of any property, physical damage, credit and/or any other insurance written in connection with and/or financed by said Contract. Except as herein and hereby expressly modified, said Contract contains the entire agreement of the parties and the undersigned do hereby ratify and confirm the terms of said Contract, all of which shall remain in full force and effect, as modified herein.
     FURTHERMORE, Bank does hereby reserve all rights and remedies it may have against all parties secondarily liable for repayment of the indebtedness evidenced by the Note. Borrower hereby expressly waives, to the full extent it may lawfully do so, any rights which it may now or at any time hereafter have by virtue of North Carolina General Statutes Sections 26-7 and 45-45.1.
If applicable, the Trustee joins in the execution of this Modification Agreement as evidence of his knowledge of the provisions hereof. This Modification Agreement shall be binding upon any assignee or successor in interest of the parties hereto.
     IN WITNESS WHEREOF, this Modification Agreement is executed (i) if by individuals, by hereunto setting their hands under seal by adoption of the word “SEAL” appearing next to the individuals’ names, (ii) if by a corporation, by the duly authorized officers of the corporation on its behalf under seal by adoption of the facsimile seal printed hereon for such purpose or, if an impression seal appears hereon, by affixing such impression seal, (iii) if by a partnership, by the duly authorized partners of the partnership on its behalf under seal by adoption of the word “SEAL” appearing next to the name of the partnership and/or the signatures of the partners, or (iv) if by a limited liability company by the duly authorized member(s) or manager(s) of the limited liability company on its behalf under seal by adoption of the word “SEAL” appearing next to the name of the limited liability company and/or the signatures of the member(s) or manager(s), as of the day and year first above written.
PARAGON COMMERCIAL BANK

By:		By:	/s/ Brian K. Reid

	Charles W. Cleary, Trustee		Brian K. Reid, Senior Vice President

BORROWER:

Cornerstone Biopharma Holdings, Inc.

			By:	/s/ Craig A. Collard

Craig A. Collard, President

CONSENTED TO:

Carolina Pharmaceuticals, Inc.,
Guarantor

By:	/s/ Craig A. Collard

Craig A. Collard, President

By:	/s/ Craig A. Collard

Craig A. Collard, Guarantor

STATE OF NORTH CAROLINA
                                         COUNTY
     I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated: Charles W. Cleary, Trustee, Paragon Commercial Bank
(Name(s) of signatory(s); capacity)

Date:

X

		,	Notary Public

My commission expires	(Print Name of Notary)

[OFFICIAL SEAL]
STATE OF NORTH CAROLINA
                                         COUNTY
     I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated:
Brian K. Reid, Senior Vice President, Paragon Commercial Bank
(Name(s) of signatory(s); capacity)

Date:

X

		,	Notary Public

My commission expires	(Print Name of Notary)

[OFFICIAL SEAL]
STATE OF NORTH CAROLINA
                                        COUNTY
     I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated:
Craig A. Collard, President, Cornerstone Biopharma Holdings, Inc.
(Name(s) of signatory(s); capacity)

Date:

X

		,	Notary Public

My commission expires	(Print Name of Notary)

[OFFICIAL SEAL]

STATE OF NORTH CAROLINA
                                         COUNTY
     I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated:
Craig A. Collard, President, Carolina Pharmaceuticals, Inc., Guarantor
(Name(s) of signatory(s); capacity)

Date:

X

		,	Notary Public

My commission expires	(Print Name of Notary)

[OFFICIAL SEAL]
STATE OF NORTH CAROLINA
                                         COUNTY
     I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated: Craig A. Collard, Guarantor
(Name(s) of signatory(s); capacity)

Date:

X

		,	Notary Public

My commission expires	(Print Name of Notary)

[OFFICIAL SEAL]
NORTH CAROLINA, County of
     The foregoing or annexed certificate of                                         ,                                          , Notary(ies) Public is (are) certified to be correct. This instrument was presented for registration and recorded in this office at Book                     , Page                     . This            day of                      ,                     , At            o’clock M.                     , Register of Deeds

BY:

Register of Deeds

EXHIBIT “A”
Being all of Lot 1636, Preston Grande II Subdivision, as shown on map recorded in Book of Maps 1998, Pages 939 and 940, Wake County Registry. Together with the property rights and benefits and subject to the restrictions, conditions and obligations contained in the Declaration(s) recorded in Book 3935, Page 863; Book 5198, Page 854; Book 5450, Page 125; Book 5654, Page 770; Book 5740, Page 774; Book 5740, Page 769; Book 6236, Page 728; Book 7358, Page 142; Book 8066, Page 2666; Book 8182, Page 1767 and Book 5711, Page 486, Wake County Registry.